UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2019

Stellus Capital Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00971	46-0937320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 2200 Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 292-5400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCM	New York Stock Exchange
5.75% Notes due 2022	SCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2019, Stellus Capital Investment Corporation (the “Company”) entered into a second amendment and commitment increase (the “Amendment”) to its Senior Secured Revolving Credit Agreement, dated as of October 10, 2017 (as amended, the “Credit Facility”), with Zions Bancorporation, N.A. dba Amegy Bank, as administrative agent and a lender, and the other lenders from time to time party thereto.

The Credit Facility was amended to (i) increase the total commitments under the Credit Facility from $180 million to $200 million and (ii) increase the amount of the accordion feature, which allows the Company to increase the aggregate commitments under the Credit Facility from a maximum of $195 million to a maximum of $250 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions.

The above summary is not complete and is qualified in its entirety by the full text of the Amendment, which is filed as an exhibit hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase, dated as of September 13, 2019, by and between Stellus Capital Investment Corporation, Zions Bancorporation, N.A. dba Amegy Bank, as administrative agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2019	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer

Exhibit Index

10.1	Second Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase, dated as of September 13, 2019, by and between Stellus Capital Investment Corporation, Zions Bancorporation, N.A. dba Amegy Bank, as administrative agent, and the lenders party thereto.